UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 12, 2004

SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43770	52-2258371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3119 South Scenic, Springfield, Missouri 65807

(Address of Principal Executive Office) (Zip Code)

417/883-4549

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

We hereby amend Item 7 of the Current Report on Form 8-K, dated March 12, 2004, that we filed on March 17, 2004, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7.     Financial Statements and Exhibits.

(a)

Audited financial statements of Evenstar, Inc. required by Item 7(a) of Form 8-K are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

(b)

Unaudited pro forma financial information with respect to the acquisition of Evenstar, Inc. is contained in Exhibit 99.3 attached hereto and is incorporated herein by reference.

(c)

Exhibits.

Exhibit No.	Exhibit Description

10.1*	Merger Agreement, dated March 12, 2004, among SLS International, Inc., Evenstar, Inc., Joel A. Butler, David L. Butler, Patrick D. Butler, and Evenstar Mergersub, Inc.
10.2*	Employment Agreement, dated March 12, 2004, between SLS International, Inc. and Joel A. Butler
99.1*	Press Release dated March 15, 2004
99.2	Audited financial statements of Evenstar, Inc.
99.3	Unaudited pro forma financial information

——————

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)

Date: May 20, 2004	By:	/s/ JOHN M. GOTT
John M. Gott President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.2	Audited financial statements of Evenstar, Inc.
99.3	Unaudited pro forma financial information